UNITED STATES
                 SECURITIES AND EXCHANGE COMISSION
                       WASHINGTON, D.C.  20549

                   SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934 (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12


                      NASB FINANCIAL, INC.
---------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)


---------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
    14-a6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:



(LOGO)


                                              December 26, 2008

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of NASB Financial, Inc. (the "Company"), which will be held on Tuesday, January 27, 2009, at 8:30 a.m. Central Standard Time, in the lobby of our Grandview branch office located at 12498 South 71 Highway, Grandview, Missouri.

     At this Annual Meeting, you are being asked to elect directors and ratify the appointment of our independent auditors. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be presented at the Annual Meeting. The Board of Directors unanimously recommends that stockholders vote "FOR" each matter to be considered.

     YOUR VOTE IS IMPORTANT. You are urged to sign, date, and mail the enclosed Proxy promptly in the postage-prepaid envelope provided. If you attend the Meeting, you may vote in person even if you have already mailed in your Proxy.

     A copy of the Bank's Annual Report for the fiscal year ended
September 30, 2008, accompanies the Notice of Annual Meeting and the Proxy Statement. On behalf of the Board of Directors, I wish to thank you for your continued support. We appreciate your interest.



                      Sincerely,

                      /s/ David H. Hancock
                      David H. Hancock
                      Board Chairman

                          NASB FINANCIAL, INC.
                         12498 South 71 Highway
                        Grandview, Missouri 64030
                            (816) 765-2200


                                 NOTICE
                    Annual Meeting of Stockholders
                      Tuesday, January 27, 2009


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NASB Financial, Inc. will be held at the North American Savings Bank, Grandview branch office located at 12498 South 71 Highway, Grandview, Missouri, on Tuesday, January 27, 2009, at 8:30 a.m., Central Standard Time, for the following purposes:

1. To elect three directors of the Company to serve three-year terms;

2. To ratify the appointment by the Board of Directors of the firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the fiscal year ending September 30, 2009; and

3. To transact such other business as may properly come before the meeting.


Pursuant to the Bylaws, the Board of Directors has fixed the close of business on December 19, 2008, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof.


                                   NASB FINANCIAL, INC.

                                   /s/ Shauna Olson
                                   Shauna Olson
                                   Corporate Secretary
December 26, 2008

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE VOTE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.

                         TABLE OF CONTENTS


General Information About Proxies and Voting                        3

Structure and Practices of the Board of Directors                   4
   Independence of Directors                                        4
   Audit Committee                                                  4
   "Whistleblower" Policy                                           4
   Nomination of Directors                                          5
   Compensation of Directors and Committee Members                  5

PROPOSAL 1 - Election of Directors                                  5
   Information as to Nominees and Continuing Directors              6

Executive Compensation                                              7
   Compensation Discussion and Analysis                             7
      General                                                       7
      Overview of Compensation Philosophy                           7
      Compensation Setting Process                                  8
      Company Performance Versus Peers                              9
      Components of Executive Compensation                          9
      Employment Agreements                                         9
   Summary Compensation Table                                      10
   Grants of Plan-Based Awards                                     10
   Outstanding Equity Awards at Fiscal Year-End                    11
   Option Exercises and Stock Vested                               11

Benefits                                                           12
   Retirement Plan                                                 12
   2004 Stock Option Plan                                          12

Compensation Committee Report                                      13

Audit Committee Report                                             13

Security Ownership of Certain Beneficial Owners                    14
   Security Ownership of Directors and Executive Officers          15
   Transactions Between the Company and its Directors,
      Officers, or Their Affiliates                                15
   Section 16 Compliance                                           15

PROPOSAL 2 - Ratification of Appointment of Independent Auditors   16
   Audit Fees                                                      16

Other Matters                                                      17

Stockholder Proposals                                              17

Appendix A - Audit Committee Charter                               18

                           NASB FINANCIAL, INC.
                          12498 South 71 Highway
                        Grandview, Missouri 64030
                             (816) 765-2200

                             PROXY STATEMENT
                     Annual Meeting of Stockholders
                             January 27, 2009

    GENERAL INFORMATION ABOUT VOTING AND SOLICITATION OF PROXIES

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of NASB Financial, Inc. ("NASB" or the "Company") for the Annual Meeting of Stockholders (hereinafter called the "Meeting") to be held at the North American Savings Bank, Grandview branch office located at 12498 South 71 Highway, Grandview, Missouri on Tuesday, January 27, 2009, at 8:30 a.m. The Annual Report to stockholders for the 2008 fiscal year, including consolidated financial statements for the fiscal year ended September 30, 2008, accompanies this statement. The Company is required to file an Annual Report and Form 10-K for its fiscal year ended September 30, 2008, with the Securities and Exchange Commission ("SEC").

     This proxy statement and the accompanying proxy are first being sent to the stockholders on or about December 26, 2008.

     Regardless of the number of shares you own, it is important that your stock be represented at the Meeting. No action can be taken unless a majority of the outstanding shares of Common Stock is represented. To make sure your shares are represented at the Meeting, please sign and date the proxy card and return it in the enclosed prepaid envelope.

     The securities which can be voted at the Meeting consist of shares of Common Stock of NASB Financial, Inc. Each share entitles its owner to one vote on matters other than the election of directors, for which cumulative voting is permitted (see section entitled - PROPOSAL 1:
ELECTION OF DIRECTORS). The Board of Directors has declared the close of business on December 18, 2008, as the record date for determination of stockholders entitled to vote at the meeting. The number of shares of Common Stock outstanding on the record date was 7,867,614.

     For a quorum to exist at the annual meeting, at least a majority of the total number of outstanding shares of Common Stock must be present, either in person or by proxy, to constitute a quorum at the Meeting. In the event there are not sufficient votes represented for a quorum, management may adjourn the meeting in order to further solicitation enough proxies to establish a quorum.

     If the enclosed proxy is properly executed and returned, and is not revoked, it will be voted according to the specifications you make as the stockholder. The proxy form provides a space for you to withhold your vote for the nominees for the Board of Directors, if you choose to do so. You may indicate the way you wish to vote on each matter in the space provided. Any executed but unmarked proxies will be voted FOR the election of the director nominees named in the proxy statement and FOR the ratification of the selection of auditors.

     You may revoke your proxy at any time before the proxy is voted at the annual meeting. You can revoke your proxy or change your vote in any one of the following ways:

   - by sending a signed notice of revocation to our corporate secretary that states your intent to revoke your proxy, or;
   - by attending the annual meeting and revoking your proxy in person or voting in person, which will automatically cancel any proxy previously given, however, your attendance alone will not revoke any proxy that you have given previously unless you vote or state your specific intention to revoke a previously given proxy.

     If you chose to revoke a proxy in either of the methods, above, you must do so no later than the beginning of the 2009 Annual Meeting. Once voting on a particular matter is completed at the Annual Meeting, you will not be able to revoke your proxy or change your vote as to that matter. If your shares are held in "street" name by a broker, bank, or other financial institution, you must contact that institution to change your vote.

     The Company is assuming all the cost of soliciting the proxies. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers or regular employees of the Company in person or by telephone, fax, or other methods of communication. The Company will also ask any firms or corporations that are holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to forward proxy material to and obtain proxies from such beneficial owners. The Company will reimburse those forwarding proxies for their reasonable expenses in so doing. No additional compensation shall be paid to directors, officers and regular employees of the Company in consideration of services rendered to the solicitation of proxies.

     The Company has not authorized any person to give any information or to make any representations other than those contained in this proxy statement. If any such information is given or representation is made, you should not rely upon it as having been authorized by the Company.


           STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

     NASB's business is managed under the direction of its Board of Directors. The Board of Directors exercises general oversight toward the goal that NASB's management performs in the long-term best interest of stockholders. NASB's independent Directors have professional experience and expertise to capably oversee the functioning of the Company's management team. The Board of Directors is also committed to maintaining high standards of corporate governance.

     On June 13, 2008, the Board accepted the resignation of Dr. Fletcher M. Lamkin and appointed Ms. Laura Brady to serve the remaining portion of Dr. Lamkin's term. On July 18, 2008, the Board accepted the resignation of Mr. A. Ray Cecrle. Both resignations of Dr. Lamkin and Mr. Cecrle were the result of out-of-town relocations of their personal residences and neither gentleman resigned as result of any disagreements with the Board or management. After a period of consideration, on October 28, 2008, the Board decided to amend the Company's Bylaws and reduce the number of the Company's directors to eight (8), in accordance with its authority as prescribed by the Company's Articles of Incorporation.

     Currently, the Company's Board consists of eight (8) directors. Three employee directors are: David H. Hancock, Keith B. Cox, and Paul
L. Thomas. Five non-employee directors are: Frederick V. Arbanas, Barrett Brady, Laura Brady, Linda S. Hancock, Fletcher M. Lamkin, and W. Russell Welsh.


Independence of Directors

     The listing standards of NASDAQ require listed companies to have a Board of Directors that have a majority of independent directors.
Within the listing standards, there is an exemption from this requirement for "controlled companies," those for which more than 50% of the voting power is held by one individual, a group of individuals, or another company. Controlled companies can be exempt from complying with the NASDAQ requirements for majority of independent directors and from Compensation and Nominating Committees that are composed entirely of independent directors. Because Mr. David H. Hancock beneficially owns 51.2% of the Company's outstanding shares, the Company qualifies as a "controlled company" under NASDAQ listing standards and chooses to rely on the exemption, since the Company has determined that a majority of directors are not independent. However, the Compensation and Nominating Committees of the Board are composed entirely of independent directors.


     In evaluating the independence of each director, the Board takes into account the applicable laws and regulations, the listing standards of the NASDAQ, and criteria set forth by Company policy. These standards include evaluating any material relationships a director may have with NASB, if any, including vendor, supplier, consulting, legal, banking, accounting, charitable, and family relationships. Based on NASDAQ Marketplace Rule 4200(a)(15), the Board of Directors has identified the following non-employee directors that are "independent" of the Company: Frederick V. Arbanas, Barrett Brady, Laura Brady, and W. Russell Welsh. Specifically, because of her spousal relationship to David H. Hancock, the Board has determined that Ms. Linda S. Hancock is not independent of the Company.


Audit Committee

     The Audit Committee has the responsibility of reviewing the scope and results of audits performed by the Company's independent auditors and reviewing the findings and recommendations of NASB's internal audit staff. The Audit Committee is comprised of Frederick V. Arbanas, Barrett Brady, and Laura Brady. Barrett Brady serves as the Audit Committee Chairman and, in accordance with NASDAQ regulations, has the appropriate background and experience to fully qualify him as the Audit Committee's financial expert.

     The Company's Board of Directors has adopted an Audit Committee Charter, which, as most recently amended on September 24, 2008, and ratified by the Board on October 28, 2008, is provided in Appendix A.


"Whistleblower" Policy

     The Board of Directors has adopted a "Whistleblower" Policy, which outlines a procedure for any employee to submit confidential complaints, concerns, violations, or suspected violations for any and all matters pertaining to accounting, internal control, or auditing of the Company.

Nomination of Directors

     The independent directors act as a Nominating Committee for selecting the nominees for election as directors. All nominees must be approved by a majority of independent directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the Nominating Committee delivers its nominations to the secretary at least 20 days prior to the annual meeting date. Only those persons nominated for directors made by the Nominating Committee will be voted upon at the annual meeting, unless any shareholders make other nominations in writing and deliver them to the secretary of the Company at least one-hundred twenty days and not more than one-hundred eighty days prior to the annual meeting date. The Company will provide ballots with the names of all persons nominated by the Nominating Committee and those names nominated by shareholders (if any) for use at the annual meeting. However, if the Nominating Committee shall fail or refuse to make nominations for directors at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any shareholder entitled to vote. Such recommendations must contain the name, age, business address, residence address, and the principal occupation or employment of each such recommended nominee as would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such recommended nominee as a director. Such recommendations shall include a signed consent from the nominated person to serve as a director of the Company, if elected.

     Each nominee for director is an existing director standing for re-election. The Company did not receive any shareholder proposals for additional Board nominee(s) within the required timeframe.


Compensation of Directors and Committee Members

     Non-employee directors are paid a directors' fee for each regular monthly board meeting and, where applicable, for each Audit Committee meeting that they attend. During the fiscal year ended September 30, 2008, non-employee director fees were $1,250 for each monthly board meeting attended, and $400 for each Audit Committee meeting attended. The Chairman of the Audit Committee received $750 for each Audit Committee meeting attended. These board meeting fees and Audit Committee meeting fees are the only compensation that the Company pays to its non-employee directors.

     The following table provides compensation information for non-employee directors for their service to the Company during fiscal 2008. Those directors who are also executive officers of the company do not receive compensation for their service as a director, other than compensation they receive as an executive officer of the Company (see section entitled: Executive Compensation).



                                                             Change in
                                                              Pension
                                                             Value and
                      Fees Earned                          Nonqualified
                       or Paid in  Stock       Option        Deferred     All other
Name                    Cash ($)   Awards ($)  Awards ($)  Compensation  Compensation ($)  Total ($)
------------------------------------------------------------------------------------------------------
Frederick V. Arbanas    18,250        --          --            --            --            18,250
Barrett Brady           20,000        --          --            --            --            20,000
Laura Brady (1)          5,800        --          --            --            --             5,800
A. Ray Cecrle (2)       14,950        --          --            --            --            14,950
Linda S. Hancock        16,250        --          --            --            --            16,250
Fletcher M. Lamkin (3)  10,000        --          --            --            --            10,000
W. Russell Welsh        16,250        --          --            --            --            16,250




-----------------------
(1) On June 13, 2008, the Board appointed Ms. Laura Brady to serve the remaining term of Dr. Fletcher M. Lamkin.
(2) Mr. A. Ray Cecrle resigned from the Board effective July 18, 2008.
(3) Dr. Fletcher M. Lamkin resigned from the Board effective June 13,
2008.
-----------------------


                     PROPOSAL 1: ELECTION OF DIRECTORS

     Each time the Company elects directors, every stockholder entitled to vote has the right to vote the number of shares he or she owns multiplied by the number of directors that are to be elected. A stockholder may cumulate votes by voting the total number of votes for any one candidate or by distributing votes equally or unequally among the candidates. The total votes for all candidates cannot exceed the number of nominees multiplied by the number of shares owned by that stockholder.

     For example, presuming a stockholder owns 1,000 shares of stock in the Company and there are three directors nominated for election at the Annual Meeting, the stockholder has 3,000 total votes to be spread among the nominees. The stockholder may either cast a) 1,000 votes for each of the three nominees; b) 1,500 votes for each of two of the nominees;
c) 3,000 votes for one of the nominees, or; d) votes for any combination of the nominees, provided the total votes cast for directors does not exceed 3,000 (the total cumulative votes for directors in this example).


     Stockholders may exercise their rights to cumulative voting by attaching instructions to their proxy card indicating how many votes their proxy should give each candidate. The Board of Directors reserves the right to cumulate votes with respect to proxies assigned to the Board unless authorization is expressly withheld or instruction is otherwise given.

     The directors are divided into three classes. Three directors are to be elected at this meeting. All the nominees, Frederick V. Arbanas, Laura Brady, and W. Russell Welsh, currently serve on the Company's Board of Directors and are seeking re-election to serve until the 2012 Annual Meeting; or until their successors are elected and qualified to serve.

     The Board of Directors intends to vote the proxies for the election of all of the director nominees named below for directors, or, at their discretion, cumulatively vote for any one or more, unless the proxy is marked to indicate that such authorization is expressly withheld. Management believes that all such nominees will stand for election but, if any person nominated fails to stand for election, the Board of Directors reserves full discretion to vote for any other person who may be nominated. Management believes that each Director nominee named in this proxy statement will serve if elected.


Information as to Nominees and Continuing Directors

     The nominees, their ages, principal occupations or employment for the past five years and positions with the Company's subsidiary, North American Savings Bank, F.S.B. (the "Bank"), and the year each was first elected as director of NASB are shown on the following table. Each director of the Company is also a member of the Board of Directors of the Bank.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH
NOMINEE.





                                            Director          Principal Occupation, Business
                                              Since    Age   Experience, and Other Information
------------------------------------------------------------------------------------------------
NOMINEES - THREE YEAR TERMS EXPIRING IN 2012
-----------------------------------------------
Frederick V. Arbanas                           1974   69      Retired President of Fred Arbanas, Inc.,
                                                              Advertising Agency, Grandview, Missouri
                                                              since 1969.  Member of Jackson County,
                                                              Missouri legislature.

Laura Brady                                    2008   32      Former Vice President and General
                                                              Manager of Wolferman's, Lenexa, Kansas.

W. Russell Welsh                               1997   59      President & CEO of the law firm
                                                              Polsinelli Shalton Flanigan Suelthaus.

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2011
-----------------------------------------------
Barrett Brady                                  1993   62      Senior Vice President of Highwoods
                                                              Properties, Inc.

Keith B. Cox                                   2001   47      President of North American Savings
                                                              Bank.  From 1996 to 2002, served as
                                                              Executive Vice President and Chief
                                                              Financial Officer.

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2010
-----------------------------------------------
David H. Hancock                               1990   63      Board Chairman and Chief Executive
                                                              Officer of North American Savings Bank
                                                              since 1990.  Is the spouse of Linda S.
                                                              Hancock.

Linda S. Hancock                               1995   58      Owner of Linda Smith Hancock Interiors
                                                              since 1974.  Is the spouse of David H.
                                                              Hancock.

Paul L. Thomas                                 2005   41      Executive Vice President of North
                                                              American Savings Bank since 2002.
                                                              Previously served as Chairman and CEO of
                                                              CBES Bancorp.





     The Board of Directors held 13 regular meetings during the fiscal year ended September 30, 2008. All directors attended more than 75% of the meetings of the Board of Directors and committees to which they belong.

                        EXECUTIVE COMPENSATION

Compensation Discussion and Analysis


General

     The Company's executive compensation programs are designed to attract and retain quality executives and to motivate them to a high level of performance. Executive compensation is administered by the Compensation Committee, which sets executive compensation and makes grants of stock options in accordance with the Company's Incentive Stock Option Plan. The non-employee Directors receive only fees for the monthly directors meetings and committee meetings. Non-employee Directors do not participate in any incentive programs, health insurance programs, retirement benefit programs, or incentive stock option programs. All compensation that the Company paid to non-employee Directors is presented in the Directors' compensation table provided on Page 5.


Overview of Compensation Philosophy

     Executive officers of the Company (NASB Financial, Inc.) are also executive officers of the subsidiary Bank (North American Savings Bank, F.S.B.). All executive officers are considered employees of the Bank and all cash compensation paid to them is from the Bank. The various components of compensation that the Bank uses to pay its executive officers are: base salary, annual bonus awards, grants of stock options from the Company's incentive stock option plan, health and dental insurance, disability insurance, and company contributions to the Bank's 401(k) plan. The insurance and 401(k) contributions are offered to all executives under the same terms and conditions that they are offered to all employees. Cash bonuses and incentive stock options are awarded to executive officers at the discretion of the Compensation Committee but are not necessarily offered to all executives in every year.

     The Company does not use any other types of incentive compensation, other than those listed above. The Company does not provide its executives any of the other types of compensation or arrangements that similar companies provide such as stock appreciation rights, stock awards, employee stock purchase plans, deferred compensation plans, employment agreements, termination agreements, change-in-control agreements, company vehicles, or club memberships.

     The Company's compensation philosophy has several key objectives, including:

   - to attract and retain quality executives that can understand and accomplish the Company's goals and objectives;
   - to provide incentive for executives to assure the Company's (and the Bank's) compliance with various regulations;
   - to provide incentive for executives to administer the assets of the Company in a manner that maximizes earnings, returns on assets, and returns on equity, and;
   - to closely align the interests of management with those of stockholders, especially with regard to creating long-term shareholder value.

     The Compensation Committee believes that, although one of the key objectives is to create shareholder value, this does not necessarily mean that stock performance, as measured in the short-term (i.e. year-to-year), is a clear indication of the shareholder value being built. Based on average daily trading volume, the Company's stock is somewhat illiquid compared to similar institutions. Therefore, the Compensation Committee makes executive compensation decisions based only on their view of each executive's contribution to long-term stockholder value.

     The Board of Directors and the Compensation Committee believe that objective measures of executive performance may place too much emphasis on quantity of transaction volume over the quality of assets that executives are creating. For example, since the latter part of 2006 and continuing to this point, the banking industry has seen a slow down in the residential and commercial real estate markets, both for construction and existing properties. This is having a significant impact on the Company's ability to originate new loans. At the same time, market interest rates have moved to levels that are significantly reducing the Company's net interest margin. Certain borrowers, especially those in residential construction and commercial real estate investment, are also affected by the real estate slow down, hold more real estate inventory, and become lesser quality borrowers than during boon times. The Committee also believes that a formulaic compensation structure would have an undesired affect of motivating executive officers to sacrifice sustainable long-term profitability to achieve short-term earnings ratios. For these reasons, the Compensation Committee believes in using subjective measures for determining executive compensation, rather than formulating strict policies regarding levels and various elements of compensation. The Committee believes that purely objective, formulaic, and volume based measures would create incentives for executives to emphasize the quantity of new assets produced over the quality of those assets.

     Since management has no control over how the Company's stock is traded in the marketplace, the Compensation Committee does not view price fluctuations in the Company's stock as a relevant factor with regard to setting executive compensation.


Compensation Setting Process

     The Compensation Committee evaluates the performance of its executive officers, mostly using a subjective analysis. The Committee does not use any specifically predefined target levels of transaction volumes or quantitative measures when determining executive officer compensation each year. The Compensation Committee believes that using more subjective criteria to measure each executive's performance ensures that each executive will focus on the quality of assets that he or she is producing, rather than merely the quantity. The Compensation Committee generally attempts to set total compensation near the 75th percentile of the Bank's custom peer group.

     The Compensation Committee reviewed peer data to compile a benchmarking analysis for the purpose of comparing NASB's operating results and performance ratios to that of other, similar institutions. The Committee reviewed the performance data from a custom peer group of 29 publicly traded and non-public institutions in the Midwest region of varying sizes and a greater-than 50% concentration of assets in mortgage lending. Data from the following financial institutions (and their holding companies, where applicable) was included:

Publicly Traded                      Non-public
---------------                      ----------
BankFinancial, FSB (IL)              Bank Midwest (MO)
Bank Mutual (WI)                     Fidelity Bank (KS)
Bank of Blue Valley (KS)             First Federal Bank, FSB (MO)
Capitol Federal Savings Bank (KS)    Guaranty Bank (WI)
Citizens Financial Bank (IN)         Heartland Bank (MO)
First Federal Bank (AR)              Hillcrest Bank (KS)
Great Southern Bank (MO)             Inter Savings Bank, FSB (MN)
Home Federal Savings Bank (MN)       Liberty Bank (IA)
MetaBank (IA)                        MidCountry Bank (IL)
Pulaski Bank (MO)                    Mutual Federal Savings Bank (IN)
TierOne Bank (NE)                    National Bank of Kansas City (KS)
United Western Bank (CO)             Northwest Bank (IA)
Vantus Bank (IA)                     Platte Valley Bank of Missouri (MO)
                                     Principal Bank (IA)
                                     Security Savings Bank, FSB (KS)
                                     Think Mutual Bank (MN)

     The Compensation Committee obtained peer performance data from SEC filings of the publicly traded companies and from Thrift Report and Call Report data published by the non-public companies. The institutions included in the custom peer group were deemed by the Committee as generally comparable in size, business focus, real estate lending concentration, and in the level of responsibility of the executive officers. All the institutions identified are located in the Midwest region, which the Committee believes is also a relevant factor for this analysis. The institutions included in the custom peer group may be changed from time to time based on each peer's relevancy to NASB. The Committee believes that operating results and performance ratios should be just one component of its overall decision process. The Committee recognizes a myriad of non-executive factors that can influence the Company's performance and cause it to differ from that of its peers in any given period.

     In addition to this custom peer group, the Compensation Committee reviewed the weighted average performance ratios of all national thrift institutions and of those national thrift institutions with total assets
between $1 billion and $5 billion.   The Committee obtained the
operating results and performance ratios from Call Report and Thrift Financial Report data presented on the FDIC website.

     The Compensation Committee also reviewed a compensation analysis consisting of data from various sources so they could compare the total compensation practices for the Company's executive officers with those compensation practices of similar institutions. For this analysis, the Committee used data obtained from the proxies of the publicly-traded institutions. The Committee also reviewed data presented in the Bank Cash Compensation Survey provided by the Delves Group and originated by the Bank Administration Institute. In its review of compensation surveys and peer compensation data, the Committee recognizes that each institution has unique objectives. Also, because of those unique objectives, the responsibilities of any specific executive are likely to vary greatly from institution to institution, even though their titles may be exactly the same.

     Typically, the Compensation Committee gives consideration to recommendations from the Company's CEO and majority stockholder, David
H. Hancock, for all components of executive compensation. The CEO's recommendations are based on several factors including: individual performance evaluations of each of the Company's executive officers, an analysis of the Company's performance versus previous periods and versus peer performance, and executive pay compared to similar positions in the marketplace. The Compensation Committee reviews this evidence plus the recommendations from Mr. Hancock, as well as input from the Company's President, Chief Financial Officer, and Human Resources Director. The Committee then sets, for each of the executive officers, the base salary for the new fiscal year, the annual bonus payments (if any) for the recently completed fiscal year and the level of incentive stock option awards (if any) under the Company's Incentive Stock Option Plan. The Compensation Committee works with these officers in a collaborative nature with respect to decisions about compensation and benefits. However, regardless of the input from management, the Compensation Committee reserves the right to make final determinations on all compensation paid to executive officers.


Company Performance Versus Peers

     For the 2007 calendar year, the Bank's Return on Assets ("ROA") was 0.92% and its Return on Equity ("ROE") was 9.12%, which placed it in the 83rd and 73rd percentiles, respectively, versus the Company's custom peer group. Comparatively, the weighted average ROA and ROE for national thrift institutions with total assets between $1 billion and $5 billion (109 institutions) was 0.70% and 6.53%, respectively. For all national thrift institutions (1,251 institutions), weighted average ROAs were 0.13% and weighted average ROEs were 1.08%.

     For the 2006 calendar year, the Bank's ROA of 1.31% and ROE of 14.43% ranked the Company in the 87th and 83rd percentiles, respectively, compared to the custom peer group. Comparatively, the weighted average ROA and ROE for national thrift institutions with total assets between $1 billion and $5 billion (109 institutions) was 0.78% and 7.37%, respectively. For all national thrift institutions (1,279 institutions), weighted average ROAs were 0.99% and weighted average
ROEs were 8.68%.


Components of Executive Compensation

     Base Salary. This component is established and reviewed based on each executive's level of influence, scope of responsibility, prior experience, past accomplishments, individual performance, and competitive market practices. The Compensation Committee reviews and considers the range and allocation of total compensation (base salary, annual cash incentives, and long-term equity based compensation) that other companies pay their executives. The Compensation Committee sets base salary at a level that, when considered in combination with annual cash bonuses and equity based compensation, puts the level of total compensation near the 75th percentile compared to the custom peer group.

     Annual Cash Bonus. In addition to base salary, the Compensation Committee awards annual cash bonuses to executive officers. The annual cash bonus awards are not administered as part of any formal cash bonus program. Executive officers are included, or excluded, each year at the sole discretion of the Compensation Committee, with input from a management committee that includes the Chief Executive Officer, President, Chief Financial Officer, and Human Resources Manager. The criteria for an annual cash bonus is subjective. However, the Compensation Committee does review the Company's earnings ratios versus peer data, including Return on Assets and Return on Equity.

     Stock Option Awards.  Incentive Stock Options ("ISOs") are granted
at the sole discretion of the Compensation Committee.   In general, ISOs
are used to align the interest and goals of executive officers with those of the shareholders. Additionally, they are intended to foster long-term service and to motivate executives to make decisions that maximize long-term shareholder value.

     ISOs are not necessarily granted every year and are not necessarily granted to every executive officer. The Compensation Committee makes ISO grants whenever it deems appropriate that such grant would properly help motivate and retain specific executive officers to achieve the long-term goals of the Company. The Compensation Committee intends that ISO grants function as long-term incentives.

     Other Compensation. Executive officers are eligible to receive health insurance benefits and 401(k) retirement contributions in the same manner as all other employees of the Bank (See Benefits: Retirement
Plan). There are no benefits or payments to executive officers that would qualify as "perquisites."


Employment Agreements

     The Company has not entered into any employment agreements or any post-termination benefit agreements with any of its employees, officers, or executive officers.

Summary Compensation Table

     The following tables set forth information concerning the compensation of the Principal Executive Officer, Principal Financial Officer, and three most highly compensated executive officers who received compensation of $100,000 or more and served in such capacities as of September 30, 2008.





                                                                                  Stock      Option
Name and Principal                          Fiscal       Salary      Bonus       Awards     Awards
Position with Bank                           Year           $          $           $           $
------------------------------------------------------------------------------------------------------
David H. Hancock                             2008         252,000         650        --       26,305
Board Chairman, CEO and Director             2007         252,000         600        --       26,305
  (Principal Executive Officer)              2006         252,000         600        --       26,305

Rhonda Nyhus                                 2008         102,083      27,650        --        4,336
Senior Vice President and Chief              2007         100,000      45,650        --        3,614
  Financial Officer (Principal               2006         100,000      55,600        --        2,947
  Financial Officer)

Keith B. Cox                                 2008         193,542      30,650        --        6,945
President and Director                       2007         192,500      40,650        --        4,059
                                             2006         192,500      50,600        --        2,394

Wade Hall                                    2008         153,125      70,650        --        8,916
Senior Vice President, Commercial            2007         138,125      95,650        --        4,928
  Real Estate Lending                        2006         135,000     110,600        --        1,758

Bruce Thielen                                2008         152,083     125,000        --        6,868
Senior Vice President, Residential           2007         150,000      75,000        --        3,982
  Lending                                    2006         147,500     100,000        --        1,816









                                                      Non-Equity   Nonqualified   All Other
                                                      Incentive      Deferred    Compensation
                                                         Plan      Compensation   (including
Name and Principal                          Fiscal   Compensation    Earnings    Perquisites)   Total
Position with Bank                           Year         $             $           $ (1)         $
------------------------------------------------------------------------------------------------------
David H. Hancock                             2008             --          --         6,750    285,705
Board Chairman, CEO and Director             2007             --          --         6,600    285,505
  (Principal Executive Officer)              2006             --          --         5,670    284,575

Rhonda Nyhus                                 2008             --          --         3,892    137,961
Senior Vice President and Chief              2007             --          --         4,212    153,476
  Financial Officer (Principal               2006             --          --         3,900    162,447
  Financial Officer)

Keith B. Cox                                 2008             --          --         5,585    236,722
President and Director                       2007             --          --         5,100    242,309
                                             2006             --          --         4,331    249,825

Wade Hall                                    2008             --          --         6,356    239,047
Senior Vice President, Commercial            2007             --          --         6,544    245,247
  Real Estate Lending                        2006             --          --         6,465    253,823

Bruce Theilen                                2008             --          --         6,750    290,701
Senior Vice President, Residential           2007             --          --         6,063    235,045
  Lending                                    2006             --          --         6,300    255,616







-----------------------
(1)Consists of the Company's matching contributions under the
   Company's 401(k) Plan.
-----------------------
     Total compensation for the fiscal years ended September 30, 2008, 2007, and 2006 totaled $2,298,073, $2,109,488, and $2,229,056, respectively, for all ten executive officers as a group.


Grant of Plan-Based Awards

     The following tables provide information about grants of plan-based awards as long-term incentives to named executive officers during fiscal 2008, in accordance with the Company's Incentive Stock Option Plan of 2004.





                                          Estimated Future Payouts
                                              Under Non-Equity
                                            Incentive Plan Awards
                         Grant        ---------------------------------
Name                     Date          Threshold    Target    Maximum
------------------------------------------------------------------------
David H. Hancock         --                  --        --         --

Rhonda Nyhus             --                  --        --         --

Keith B. Cox             --                  --        --         --

Wade Hall                --                  --        --         --

Bruce Thielen            --                  --        --         --








                                          Estimated Future Payouts
                                                Under Equity
                                            Incentive Plan Awards
                         Grant        ---------------------------------
Name                     Date          Threshold    Target    Maximum
-----------------------------------------------------------------------
David H. Hancock         --                  --        --         --

Rhonda Nyhus             --                  --        --         --

Keith B. Cox             --                  --        --         --

Wade Hall                --                  --        --         --

Bruce Thielen            --                  --        --         --







                                         All Other
                              All Other   Option    Exercise
                                Share     Awards:   or Base   Grant Date
                                Awards:  Number of  Price of  Fair Value
                                Number   Securities  Option    of Stock
                       Grant   of Shares Underlying  Awards  and Option
Name                   Date    or Units    Options    (1)      Awards
------------------------------------------------------------------------
David H. Hancock       --          --         --         --        --

Rhonda G. Nyhus        --          --         --         --        --

Keith B. Cox           --          --         --         --        --

Wade Hall              --          --         --         --        --

Bruce Thielen          --          --         --         --        --




-----------------------
(1)Options vest at the rate of 20% per year for five years and are exercisable, subject to vesting, over a 10-year period.
-----------------------

     During fiscal 2008, there were no options granted by the Compensation Committee of the Board to either named or non-named executive officers.


Outstanding Equity Awards at Fiscal Year-End

     The following tables provide information regarding outstanding awards to the named executive officers that have been granted but not yet vested or exercised as of September 30, 2008.




                                          Option Awards
              ---------------------------------------------------------------------
                                                Equity
                                             Incentive Plan
                                                Awards:
                  Number of      Number of     Number of
                  Securities     Securities    Securities
                  Underlying     Underlying    Underlying
                  Unexercised    Unexercised   Unexercised   Option      Option
                  Options (#)    Options (#)    Unearned    Exercise   Expiration
Name              Exercisable   Unexercisable    Options      Price       Date
-----------------------------------------------------------------------------------
David H. Hancock      8,000          2,000           --       $35.50    7/24/2009
                      7,200          4,800           --        42.17    8/1/2010
                     ------         ------
   Total             15,200          6,800

Rhonda Nyhus          1,200            300           --        35.50    7/27/2014
                        300            200           --        42.17    8/1/2015
                        200            300           --        32.91    7/21/2016
                        120            480           --        30.33    7/24/2017
                     ------         ------
   Total              1,820          1,280

Keith B. Cox            400            100           --        35.50     7/27/2014
                        600            400           --        42.17     8/1/2015
                        400            600           --        32.91     7/21/2016
                        480          1,920           --        30.33     7/24/2017
                     ------         ------
   Total              1,880          3,020

Wade Hall               600            400           --        42.17      8/1/2015
                        300            200           --        42.53      8/4/2015
                      1,000          1,500           --        32.91      7/21/2016
                        480          1,920           --        30.33      7/24/2017
                     ------         ------
   Total              2,380          4,020

Bruce Thielen           600            400           --        42.17      8/1/2015
                        600            900           --        32.91      7/21/2016
                        480          1,920           --        30.33      7/24/2017
                     ------         ------
   Total              1,680          3,220








                                          Stock Awards
              ---------------------------------------------------------------------
                                                                 Equity Incentive
                                               Equity Incentive     Plan Awards:
                                    Market       Plan Awards:         Market or
                    Number         Value of       Number of        Payout Value of
                   of Shares       Shares or      Unearned            Unearned
                   or Units of    or Units of   Shares, Units or   Shares, Units or
                   Stock that     Stock that      Other Rights       Other Rights
                   Have Not        Have Not      that Have Not      that Have Not
Name                Vested         Vested          Vested              Vested
-----------------------------------------------------------------------------------
David H. Hancock       --              --               --                 --

Rhonda Nyhus           --              --               --                 --

Keith B. Cox           --              --               --                 --

Wade Hall              --              --               --                 --

Bruce Thielen          --              --               --                 --






Option Exercises and Stock Vested

     The following table provides information regarding option exercises by our named executive officers. No stock options were exercised during fiscal 2008. The Company does not make stock awards.




                               Option Awards                           Stock Awards
                    -------------------------------------  ----------------------------------------
                    Number of Shares
                      Acquired on     Value Realized on     Number of Shares     Value Realized on
Name                    Exercise          Exercise         Acquired on Vesting        Vesting
---------------------------------------------------------------------------------------------------
David H. Hancock           --                  --                     --                  --

Rhonda Nyhus               --                  --                     --                  --

Keith B. Cox               --                  --                     --                  --

Wade Hall                  --                  --                     --                  --

Bruce Thielen              --                  --                     --                  --



                            BENEFITS


Retirement Plan

     During the fiscal year ended September 30, 2008, North American maintained a 401(k) Qualified Defined Contribution Plan ("Plan") for all employees who worked at least 1,000 hours per year, were 21 years of age, and had been employed for one year. This Plan complies with the requirements of the Employment Retirement Income Security Act ("ERISA") of 1974. The Plan provides, in general, that an employee may elect to contribute from 1% to 100% of annual salary on a pre-tax basis, subject to certain IRS dollar limits. The Bank will contribute 50% of the employee's contribution, up to a maximum of 3% of the employee's salary, also subject to IRS limits. Employees are 100% vested in the employer's contributions after three years of service to the Bank. Benefits under the Plan are determined by the contributions of the Bank and the participant. Normal retirement age is 65. Upon retirement, the participant elects the manner in which the accrued contributions plus earnings are to be received.

     The aggregate contributions by the Bank under the Plan for named executive officers during the fiscal year ended September 30, 2008, were: David H. Hancock, $6,750; Rhonda Nyhus, $3,892; Keith
B. Cox, $5,585; Wade Hall, $6,356; Bruce Thielen, $6,750, and for all executive officers as a group were $58,564. Total accrued contributions by the Bank are: David H. Hancock, $91,454; Rhonda Nyhus, $27,549; Keith B. Cox, $73,513; Wade Hall, $39,795; and
Bruce Thielen, $77,069.

     The Company does not offer any other pension benefits that would be considered either qualified or non-qualified defined benefit plans.

     The Company does not offer any type of benefit plans that would be considered either qualified or non-qualified deferred compensation plans.


2004 Stock Option Plan

     On January 27, 2004, stockholders of NASB approved a new equity stock option plan ("2004 Stock Option Plan"). Under the 2004 Stock Option Plan, options to purchase up to 250,000 shares of Common Stock may be granted to officers and employees of the Bank and its subsidiaries. As of September 30, 2008, there were 170,343 shares of Common Stock remaining available for issue under the 2004 Stock Option Plan.

     The options granted are intended to be incentive stock options under Section 442A of the Internal Revenue Code as amended. Qualified stock options must be granted by the tenth anniversary of the effective date of the 2004 Stock Option Plan. The option price may not be less than 100% of the fair market value of the shares on the date of the grant. No option shall be exercisable after the expiration of ten years from its date of the grant.

     The Compensation Committee of the Board of Directors administers the 2004 Stock Option Plan. The Board selects the employees to whom options are to be granted and the number of shares to be granted based upon, among other things, an employee's length of service, the amount of compensation, and the nature of responsibilities, duties and functions.

     The Board may, in its discretion, authorize NASB to accept the surrender by the optionee of the right to exercise an option in consideration for the payment by NASB of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option surrendered over the total exercise price. Such payment may be made in Common Stock and/or cash.


     Incentive stock options are designed to result in beneficial tax treatment to the optionee and do not result in a tax deduction for the Company. The optionee is not taxed upon grant or exercise of an incentive stock option; rather, taxation is deferred until the sale or other disposition of the underlying shares.

     During the year ended September 30, 2008, there were no new stock options issued by the Board.

     As of September 30, 2008, none of the options granted under the 2004 Stock Option Plan have been exercised. Options held by executive officers who are directors are included in the table under beneficial ownership. The total of all named and non-named executive officers as a group hold options to purchase 53,819 shares.

     The following table provides information about the shares of Common Stock that may be issued upon exercise of options granted in the 2004 Stock Option Plan.




                                                                         Number of Securities
                                                                        Remaining Available for
                                                                         Future Issuance Under
                          Number of Securities                            Equity Compensation
                           to be Issued Upon      Weighted-Average         Plans (Excluding
                              Exercise of         Exercise Price of     Securities Reflected in
Plan Category             Outstanding Options    Outstanding Options          Column (a))
---------------------------------------------------------------------------------------------------
Equity compensation plans
  approved by shareholders       72,038                  $ 36.42                  170,343

Equity compensation plans
  not approved by shareholders       --                       --                       --






                      COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors is composed of independent directors Frederick V. Arbanas, Barrett Brady, and Laura Brady. The Committee is responsible for setting and administering the policies that govern both annual executive compensation and stock ownership programs.

     The Compensation Committee of the Board of Directors has reviewed and discussed the information provided in "Compensation Discussion and Analysis" with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" be included in this proxy statement.

     By the Compensation Committee:   Frederick V. Arbanas
                                      Barrett Brady
                                      Laura Brady




                        AUDIT COMMITTEE REPORT

     In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board (the "Committee") assists the Board in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2008, the Committee met five (5) times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and independent auditors prior to public release.

     In fulfilling its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing any and all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.
The Committee also discussed with management, the Internal Audit Manager, and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent auditors and the Internal Audit Manager their audit plans, audit scope, and identification of audit risks.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as
amended, "Communication with Audit Committees."   The Committee
discussed and reviewed, with and without management present, the results of the independent auditors' integrated audit, which included an examination of the Company's financial statements and internal control over financial reporting in accordance with Sarbanes-Oxley Section 404.
 The Committee also discussed the results of the internal audit examinations.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2008, with management and the independent auditors. Management has the responsibility for the preparation of the Company's consolidated financial statements and the independent auditors have the responsibility for the examination of those statements.

     Mr. Barrett Brady serves as the Audit Committee's financial expert, and is qualified to do so as prescribed by provisions of the Sarbanes-Oxley Act.

     Based on the above mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2008, for filing with the Securities and Exchange Commission. The Committee also recommended the appointment, subject to shareholder approval, of BKD, LLP as the Company's independent auditors for the fiscal year ending September 30, 2009, and the Board concurred with that recommendation.

     The Audit Committee charter is provided in Appendix A of this proxy statement.

     By the Audit Committee:   Barrett Brady, Audit Committee Chairman
                               Frederick V. Arbanas
                               Laura Brady



            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Section 16(a) of the Exchange Act requires that our directors, executive officers, and any other holders of more than ten percent (10%) of share of our Common Stock to file reports with the Securities
Exchange Commission ("SEC") regarding their ownership and any changes in their ownership of our shares.

     We believe that, during fiscal 2008, our directors and executive officers complied with all the filing requirements of Section 16(a). In making this statement, we have relied upon an examination of the copies of Forms 3 and 4 and any amendments furnished to us under Exchange Act Rule 16a-3(e) plus any Forms 5 and amendments furnished to us, along with written representations of our directors and executive officers.

     The following table provides information about the only known beneficial owners of five percent (5%) or more of our voting Common Stock based on our stock outstanding at November 30, 2008. Any persons or groups that own more than five percent (5%) are required to file certain reports with the SEC regarding their ownership. Except for Mr. David H. Hancock and Mr. Michael G. Dunn (listed in the table, below), we are not aware of any other persons or groups that own more than 5% of NASB's Common Stock.


               Name and Address of  Amount and Nature  Percent of Shares
Title of Class   Beneficial Owner       of Ownership    Outstanding (3)
------------------------------------------------------------------------
Common Stock    David H. Hancock         4,288,901             54.5%
                12498 South 71 Highway  shares total (1)(2)
                Grandview, MO 64030

Common Stock    Michael G. Dunn            538,967              6.9%
                102 Georgia St.         shares total
                St. Simons, GA  31522

-----------------------
1) Includes 22,500 shares which Mr. Hancock has the right to acquire pursuant to the options he holds under the 2004 Stock Option Plan, but which have not been exercised.
2) Includes 264,068 shares which are owned by Mr. Hancock's spouse, Linda S. Hancock. Mr. Hancock disclaims beneficial ownership of these shares and their inclusion in the totals above shall not be deemed as an admission that Mr. Hancock is the beneficial owner of such shares for purposes of Section 16 of the Exchange Act or for any other purposes.
3) The calculation of percent of class is based on the number of shares of Common Stock outstanding as of November 30, 2008, excluding shares held by the Company as treasury stock.
-----------------------

Security Ownership of Directors and Executive Officers

     The following table states the number of shares of our Common Stock that is beneficially owned by each director, current named executive officers, and all directors and executive officers as a group as of November 30, 2008.




                                   Shares          Percent of
                                 Beneficially        Shares
Name of Beneficial Owner          Owned (1)      Outstanding (4)
-------------------------------------------------------------------
David H. Hancock (2)               4,288,901          54.5%
Rhonda Nyhus                           5,100             *
Keith B. Cox                          33,124             *
Paul L. Thomas                        20,200             *
Wade Hall                              6,600             *
Bruce Thielen                         44,900             *
Frederick V. Arbanas                  13,044             *
Barrett Brady                         10,400             *
Laura Brady                            1,000             *
Linda S. Hancock (3)               4,288,901          54.5%
W. Russell Welsh                      19,092             *

All directors and executive officers
  as a group (15 persons) (5)      4,476,979          56.9%



*  Less than one percent (1%).

-----------------------
(1) Includes the following shares which each of the named
individuals have the right to acquire pursuant to the options each one holds under the 2004 Stock Option Plan, but have not yet been exercised: David H. Hancock (22,500), Rhonda Nyhus (3,100), Keith B. Cox (4,900), Paul L. Thomas (4,400), Wade Hall (6,400), Bruce Thielen
(4,900), and all executive officers as a group (53,819).  None of the non-employee directors hold any Stock Options.
(2) Includes 264,068 shares which are owned by Mr. Hancock's spouse, Linda S. Hancock.  Mr. Hancock disclaims beneficial
ownership of these shares and their inclusion in the totals above shall not be deemed as an admission that Mr. Hancock is the
beneficial owner of such shares for purposes of Section 16 of the
Exchange Act or for any other purposes.
(3) Includes 4,024,833 shares which are owned by Ms. Hancock's spouse, David H. Hancock.  Ms. Hancock disclaims beneficial
ownership of these shares and their inclusion in the totals above shall not be deemed as an admission that Ms. Hancock is the
beneficial owner of such shares for the purposes of Section 16 of the Exchange Act or for any other purposes.
(4) The calculation of percent of class is based on the number of shares of Common Stock outstanding as of November 30, 2008,
excluding shares held by the Company as treasury stock.
(5) Includes an aggregate of 53,819 shares for which the executive officers as a group have the right to acquire pursuant to the options they individually hold under the 2004 Stock Option Plan, but have not yet been exercised.
-----------------------


Transactions Between the Company and its Directors, Officers, or
  Their Affiliates

     Prior to the Financial Institutions Reform Recovery and Enforcement Act of 1989, the Company followed the policy of offering mortgage loans for the financing of personal residences and consumer loans to its officers, directors and employees. These loans were made in the ordinary course of business and on substantially the same terms and collateral, except for fees, as those of comparable transactions prevailing at the time. The loans did not involve more than the normal risk of collectibility or present other unfavorable features. NASB does not make portfolio loans to executive officers and directors.

     As of September 30, 2008, there were no loans made on preferential terms, as explained above, to an executive officer or director of the Company that exceeded $60,000 in the aggregate. Loans to executive officers and directors or their associates, which were not made on preferential terms, if any, are disclosed in the notes to the consolidated financial statements in the 2008 Annual Report to Stockholders.


Section 16 Compliance

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of NASB Financial, Inc. equity securities, to file reports of ownership and reports of changes in ownership with the SEC. The Company's officers, directors and greater than 10% stockholders are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the best of the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 2008, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met. Where applicable, transactions were properly filed on Form 5 at the end of the Company's fiscal year-end.


PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

     Each year, the Audit Committee evaluates and approves the scope and projected cost of services to be provided to the Company by the independent auditors. The Audit Committee recommended, and the Board of Directors appointed, the firm of BKD, LLP to audit the accounts of NASB Financial, Inc. and its subsidiaries for the fiscal year ended September 30, 2009. This appointment is being presented to stockholders for ratification. If the stockholders do not ratify the selection of BKD, LLP, the Board of Directors will reconsider the selection. BKD, LLP has advised NASB that neither the firm nor any present member or associate of the firm has any financial interest, direct or indirect, in the Company, nor any connection with NASB in the capacity of promoter, underwriter, voting trustee, director, officer or employee.


Audit Fees

     The following table sets forth information regarding the fees for professional services that were provided to the Company by BKD, LLP during fiscal 2008 and 2007.

                                  2008         2007
                                --------     --------
Audit Fees (1)                $  287,425      275,000
Audit-Related Fees (2)             6,500        5,600
Tax Preparation Fees (3)          12,232       27,768
All Other Fees                        --           --
                                --------     --------
Total Fees                    $  306,157      308,368
                                ========     ========

-----------------------
(1) Amounts for Audit Fees represents fees for the audit of the Company's annual financial statements and internal control over financial reporting for the fiscal years ended September 30, 2008, and 2007, plus reviews of the Company's quarterly financial statements during those fiscal years.
(2) Amounts for Audit-Related Fees for fiscal 2008 and 2007 consist of services related to the annual audit of the Bank's 401(k) retirement plan.
(3) Amounts for Tax Preparation Fees consist of services rendered for the review of income tax returns, tax compliance, tax advice, and tax planning.
-----------------------


     There were no other services provided by BKD, LLP to the Company for the fiscal years ended September 30, 2008 and 2007.

     BKD, LLP will not be attending the annual meeting of stockholders and will not be available for questions at that time. However, representatives of management will be available to respond to appropriate questions with regard to accounting or financial matters that pertain to the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BKD, LLP. The vote of a majority of a quorum of outstanding shares of common stock is required to approve the proposal.

                           OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                      STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such Meeting must be received at the NASB's main office at 12498 South 71 Highway, Grandview, Missouri 64030, not later than September 10, 2009.
Any such proposals shall be subject to requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

     A COPY OF FORM 10-K (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, NASB
FINANCIAL, INC., 12498 SOUTH 71 HIGHWAY, GRANDVIEW, MISSOURI 64030.

                                 By Order of the Board of Directors


                                 /s/ Shauna Olson
                                 Shauna Olson
                                 Corporate Secretary


Grandview, Missouri
December 26, 2008

APPENDIX A

AUDIT COMMITTEE CHARTER FOR NASB FINANCIAL, INC.

ORGANIZATION
     The Audit Committee of NASB Financial, Inc. is a standing committee of the Board of Directors. It shall consist of at least three Directors who are generally knowledgeable in financial and auditing matters, and who have the skills and experience to read and understand the Company's financial statements. One member shall be designated as the Audit Committee Chairman. At least one member of the Committee shall have accounting or related financial management expertise, in accordance with NASDAQ listing standards and at least one member shall be designated the Audit Committee "financial expert" in accordance with the definition set forth in regulations of the Securities and Exchange Commission ("SEC") and NASDAQ.

     Each member of the Audit Committee shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her individual exercise of independent judgment, and shall meet the Director independence requirements for serving on an audit committee in accordance with the rules and regulations of the SEC and NASDAQ.

     The Audit Committee shall meet at least four times each year.

STATEMENT OF POLICY

     The Audit Committee will assist the Board of Directors in fulfilling its responsibilities by overseeing:

- The integrity of the Company's financial Statements, financial process, and internal controls.

- The independence of the Company's independent auditors and the performance of the independent audit.

- The adequacy of the Company's accounting processes and its systems of disclose controls and procedures, and internal controls over financial reporting.

- Compliance with applicable laws and the Company's policies on business ethics and conduct.

     In fulfilling their responsibilities, the Audit Committee shall maintain free and open communication with the independent auditors, the Internal Audit Manager, Internal Audit Staff, and the management of the Company. The Audit Committee will have regular communication to the Board with regard to all significant issues it addresses. In discharging its role of oversight, the Audit Committee shall have all necessary resources and authority, with full power to retain independent council, outside advisors, or other experts as it may deem appropriate.

RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure that the Company's accounting and reporting practices are in accordance with all requirements and proper safeguards of the Company's assets. Specific responsibilities of the Audit Committee include:

1. To evaluate the performance of the independent auditors each year and to have exclusive responsibility over their selection (subject to shareholder ratification), compensation, and discharge (if appropriate).

2. To review and approve the entire scope of services provided by the independent auditors each year, including the annual audit of the Company's financial statements, the audit of the Company's pension plan, tax preparation services, and any non-audit services.

3. To receive and review each year from the independent auditors a written affirmation that they are, in-fact, independent from the Company. To discuss with the independent auditors any relationships or non-audit services that may impair their objectivity and independence and take any action that may be necessary.

4. To meet separately with the independent auditors, with and without management present, to discuss the results of their audits, management letters, management's responses, and any other matters the Audit Committee or independent auditors wish to discuss. To also review with the independent auditors any matters required to be discussed under generally accepted auditing standards relating to the conduct of the audit.

5. To resolve any material differences or disagreements that may arise between the independent auditors and the Company's management.

6. To review with management, the Internal Audit Manager,
Internal Audit Staff, and independent auditors the adequacy and effectiveness of the Company's accounting and internal controls, its process to monitor and manage business and financial risks, and its compliance with laws and ethical standards.

7. To review with management and the independent auditors any significant proposed or enacted changes of accounting policy, tax laws, or financial reporting regulations that may have a material impact on the Company.

8. To review and discuss with management and the independent auditors the Company's audited financial statements, and to recommend to the Board that the audited financial statements be included in the Company's annual report on form 10-K.

9. To review with management and independent auditors the Company's interim financial statements and other disclosures prior to the filing of each Quarterly Report on Form 10-Q. Also, to review information provided in any press release that contains earnings information of the Company.

10. To review and approve any Audit Committee report to be included in the Company's annual proxy statement for the annual meeting of stockholders.

11. To establish and maintain procedures for the receipt, retention, investigation and resolution of complaints regarding any accounting, internal control, or audit matters.
Also, to establish and maintain procedures for the confidential, anonymous submission of such matters by any of the Company's employees.

12. To evaluate the performance of the Internal Audit
Department each year and to have exclusive responsibility over their selection, compensation, and discharge (if appropriate).

13. To review and approve an audit plan, budget, and staffing needs of the Company's internal audit function each year.

14. To periodically review the quality, quantity, and experience of the Company's internal audit, accounting, and finance staff.

15. To review and reassess the adequacy of the Audit Committee charter each year, and recommend any changes to the Board for approval.

16. To review and approve any related party transactions, if applicable.

The Audit Committee Charter is signed into effect on September 24,
2008:

Barrett Brady
Audit Committee, Chairman

Laura Brady
Audit Committee

Frederick V. Arbanas
Audit Committee

Rick P. Speciale
Vice President
Internal Audit Manager

APPENDIX B




                          NASB FINANCIAL, INC.
            12498 South 71 Highway  -  Grandview, Missouri  64030

REVOCABLE PROXY

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 27, 2009, SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints John M. Nesselrode and Rhonda Nyhus with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of NASB Financial, Inc., which the undersigned is entitled to vote at the ANNUAL MEETING of STOCKHOLDERS, to be held in the lobby of the Grandview Office, 12498 South 71 Highway, Grandview, Missouri, on January 27, 2009, at 8:30 a.m. and at any and all adjournments thereof, as follows:

1. Election of Directors:
[ ] FOR all nominees listed below [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

If you wish to vote cumulatively:
      FOR:                         WITHHOLD AUTHORITY:
      [ ]Frederick V. Arbanas      [ ]Frederick V. Arbanas
      [ ]Laura Brady               [ ]Laura Brady
      [ ]W. Russell Welsh          [ ]W. Russell Welsh


-------------------------------------------------------------------

2. PROPOSAL to ratify the appointment by the Board of Directors of the firm of BKD, LLP as independent auditors of NASB Financial,
Inc. and its subsidiaries for the fiscal year ending September 30,
2009.
[ ]FOR       [ ]AGAINST      [ ]ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.



REVOCABLE PROXY

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY. THE BOARD HAS THE DISCRETION TO VOTE CUMULATIVELY FOR THE ELECTION OF DIRECTORS.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Name(s), address and number of shares of registered owner(s) appear(s) below. SEE REVERSE SIDE FOR MATTERS TO BE VOTED ON.


                              Date:  -------------------, -----

                                     -----------------------

                                     -----------------------
                                          Signature(s)

Please sign as name(s) appear(s) to the left, indicating official position or representative capacity where applicable. Show address changes.